Exhibit 32.1

BIOTRICITY, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Biotricity Inc. (the “Company”) for the fiscal year ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Waqaas Al-Siddiq, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2024

/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
Chief Executive Officer
(principal executive officer)